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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                                BIG DOG HOLDINGS, INC.
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                (Exact name of registrant as specified in its charter)

Delaware                                                  52-1868665
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


121 Gray Avenue, Santa Barbara, California                   93101
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(Address of principal executive offices)                   (Zip Code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. / /

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. / /

Securities to be registered pursuant to Section 12(b) of the Act:

NONE
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Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $.01 par value
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    (Title of Class)


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

    Reference is made to Registration Statement No. 333-33027 on Form S-1 of the Registrant (the "Form S-1") filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933 (the "1933 Act"), which contains under the caption "Description of Capital Stock" a description of the Common Stock of the Registrant comparable to that required by this item and which is incorporated herein by reference. (See Exhibit 1 below.) In the event the Registrant subsequently files a prospectus pursuant to Rule 424 (b) under the 1933 Act with the Commission, the description of the Common Stock of the Registrant shall be deemed to be incorporated by reference to the information presented under the caption "Description of Capital Stock" in such prospectus and not be deemed to be incorporated by reference to the Form S-1.

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    Such summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the Registrant's Amended and Restated Certificate of Incorporation and Bylaws, and the certificate representing the Registrant's Common Stock, which are exhibits to the Form S-1 and are incorporated herein by reference.

ITEM 2.  EXHIBITS.

Exhibit
Number   Description
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2.1      Amended and Restated Certificate of Incorporation of the Registrant
         (filed as Exhibit 3.1 to the Form S-1 and hereby incorporated herein by this reference).

2.2 Amended and Restated Bylaws of the Registrant (filed as Exhibit 3.2 to the Form S-1 and hereby incorporated herein by this reference).

2.3 Specimen Certificate of Common Stock (filed as Exhibit 4.2 to the Form S-1 and hereby incorporated herein by this reference).

                                      SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  BIG DOG HOLDINGS, INC.



                                  By /s/ ANTHONY J. WALL
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                                     Anthony J. Wall
                                     Executive Vice President & General Counsel


Dated: August 7, 1997


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                                    EXHIBIT INDEX


Exhibit                                                         Sequentially
Number        Description                                       Numbered Page
-------       ------------------------------------------        -------------
  2.1         Amended and Restated Certificate of                     *
              Incorporation of the Registrant (filed as Exhibit 3.1 to the Form S-1, Commission
              File No. 333-33027)

  2.2         Amended and Restated Bylaws of the                      *
              Registrant (filed as Exhibit 3.2 to the
              Form S-1, Commission File No. 333-33027)

  2.3         Specimen Certificate of Common Stock                    *
              (filed as Exhibit 4.2 to the Form S-1,
              Commission File No. 333-33027)

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* Incorporated by reference pursuant to Rule 12b-32.